                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.              811-5770
                               -------------------------------------------------

             THE CHILE FUND, INC.
        ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

             466 Lexington Avenue, New York, New York 10017-3140
        ------------------------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

             Hal Liebes, Esq.
             The Chile Fund, Inc.
             466 Lexington Avenue
             New York, New York 10017-3147
        ------------------------------------------------------------------------
             (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 875-3500
                                                   ------------------
Date of fiscal year end:  December 31, 2003
                        --------------------------
Date of reporting period: January 1, 2003 to June 30, 2003
                         ----------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

THE CHILE FUND, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2003


[CH LISTED NYSE(R) LOGO]


3911-SA-03

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        5

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

Privacy Policy Notice                                                         17

LETTER TO SHAREHOLDERS

                                                                  August 5, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the six months ended June 30, 2003.

At June 30, 2003, the Fund's net assets were $107.6 million. The Fund's net asset value ("NAV") was $10.61 per share, compared to $8.39 on December 31, 2002.

PERFORMANCE

For the six months ended June 30, 2003, the Fund's total return, based on NAV was 26.46%. By comparison, the Morgan Stanley Capital International Chile Index* increased 27.75%. Stocks that helped the Fund's performance included its bank, utilities and telecommunications holdings. On the negative side, relatively speaking, the Fund's materials and capital goods holdings lagged their respective benchmark components.

THE MARKET: IMPROVING RAPIDLY

Over the past six months, Chile's economy and equity market materially improved, and its prospects for future growth appeared to improve as well.

The first quarter was marred to some extent by slow global growth and the possibility of a backlash from Chile's opposition to the U.S.-led war with Iraq, which some feared would jeopardize a pending free trade agreement with the United States. Even so, prices for copper and pulp, the country's primary exports, rose. Regional tensions from economic and political problems in neighboring Argentina and Brazil, which had negatively affected Chile's economy over the past several quarters, also began to wane. By quarter's end, the performance of Chile's equity market was essentially flat in U.S. dollar terms, which was quite good considering the negative impact that rising geopolitical risk had on most equity markets worldwide.

During the second quarter, with the relaxation of global uncertainty and renewed investor appetite for risk following the end of the U.S.-led conflict with Iraq, the Chilean equity market performed strongly, as did Latin America markets generally.

Helping to drive investor interest in Chilean equities was the June signing of a free trade agreement with the United States. If, as expected, ratification of this agreement by both countries occurs in this year's second half, Chile will begin to trade freely with the United States early in 2004.

An export-intensive country, Chile now has free trade agreements with both the European Union and the United States, two major economic zones that together represent about two-thirds of its commercial exchange. This should lead to increasing GDP growth and significantly reduced country risk. Indeed, regarding the latter, the yield spread between Chile's sovereign bonds and U.S. Treasury bonds narrowed in the quarter. Also of note, inflation was close to zero, unemployment declined and foreign accounts appeared under control. Given all this, investors were generally optimistic that Chile's GDP could expand from its current 3% or so annual rate.

The regional outlook also improved significantly. Argentina's economic woes diminished further, with the country reporting good GDP growth and improving trade. Brazil also pleasantly and unexpectedly surprised investors on the upside by acting in a market-friendly manner. Thus far, it has proven fiscally responsible by controlling spending, thereby helping to reduce Brazil's sovereign spread and country risk.

With the ebbing of these two highly destabilizing forces, Chile's economy improved, growing at an approximate rate of 3% during the second quarter.

Looking ahead to what we feel will be an improving economy, we began to increase our weightings in the economically sensitive banking and consumption-related sectors during the first quarter. We slowly increased our exposure to local companies hit by the recent economic crises in Argentina and Brazil, while slightly underweighting the telecommunications sector. We also stressed companies that generate electricity, rather than those that distribute it. Beyond this, we maintained our investments in wine exporters, whose products continued to enjoy strong demand in the international marketplace.

During the second quarter, we were overweight those exporters that we felt would benefit the most from free trade with the U.S. and Europe, with wine producers again being a favorite industry group.

We intend to remain neutral to pulp producers. Even though we do not think the price of pulp will increase in the very near term (we think pulp prices may be near the bottom of a cycle, with potential for improvement in six months perhaps), we are optimistic that recent capacity increases will likely enable them to enhance revenues by selling greater quantities more efficiently in the international marketplace.

On the economic front, lower unemployment, low interest rates, and improved consumer confidence lead us to believe that domestic consumption might increase over the near term. In anticipation of this, we have taken overweight positions in market leading retailers. We are and expect to remain neutral on the banking sector. Although any increase in consumption and GDP growth will likely positively affect banks, we think present valuations in this sector are on the high side.

OUTLOOK: INCREASINGLY OPTIMISTIC

Owing in large measure to the aforementioned free trade agreements, we are optimistic about the future prospects for Chile's equity market. These agreements, which should play well in the country's well-organized and stable economy, could result in above average GDP growth over the next couple of years.

Increasing the attractiveness of Chile's equity market as well was the adoption late last year of a reform to Chile's financially powerful pension system that, for the first time, allows participants to choose how they want to invest their money. Previously they had only one choice, that being a fund with only a 30% domestic equity component. Now, participants can choose between five funds, with varying equity components. Fund "A", for example, has an 80% equity allocation, while with fund "B" it is 50%-60%, with fund "C" it is 30%, and so on down the line. In practice, many people have elected to go with the equity-heavy funds, thereby injecting considerable demand and associated liquidity into the country's equity marketplace.

Elsewhere, the price of copper and pulp (Chile's two main export products) are presently supportive, a reflection of slowly improving global economic conditions. The price of oil, Chile's main import, has declined since the end of the Iraq war. As such, Chile's foreign accounts could continue to be favorable, and we believe that a fairly stable Chilean peso vis-a-vis the U.S. dollar can prevail over the near term.

In all, it is beginning to appear to us as if the long desired recovery in Chile's economy and equity marketplace may be just around the corner, awaiting only the resumption of stronger global economic growth, before kicking into high gear.

Respectfully,

/s/ Yaroslaw Aranowicz
Yaroslaw Aranowicz
Chief Investment Officer **

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN CHILE, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


----------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Yaroslaw Aranowicz, who is a Vice President of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Aranowicz joined CSAM in 1998 from Trans-National Research Corporation, a proprietary securities research firm, where he was Director of Research for Europe and the Middle East. Previously, he was an analyst for Latin American equities and fixed income at John Hancock Financial Services in New York. He completed a five-year integrated program in international business relations from the Central School of Commerce in Warsaw, and holds an M.B.A. in finance and international business from New York University's Stern School of Business. Mr. Aranowicz is the Chief Investment Officer of the Fund, The Emerging Markets Telecommunications Fund, Inc. and The First Israel Fund, Inc. He is also an Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc.

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                           30-JUN-03   31-DEC-02
Banking                                        9.84%       8.31%
Chemicals-Diversified                          4.06%       4.00%
Diversified Operations                        19.15%      17.07%
Electric-Integrated                           15.53%      11.97%
Food & Beverages                               9.95%      10.66%
Infrastructure                                 3.24%       4.10%
Paper & Related Products                       8.57%       9.10%
Retail-Major Department Stores                 5.38%       4.90%
Telephone-Integrated                          17.02%      17.28%
Water                                          1.45%       4.55%
Other                                          5.81%       8.06%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                            SECTOR                           NET ASSETS
---------------------------------------------------------------------------------------------------------------------
   1. Compania de Petroleos de Chile S.A.                        Diversified Operations                      19.2

   2. Compania de Telecomunicaciones de Chile S.A.                Telephone-Integrated                       14.2

   3. Empresas CMPC S.A.                                        Paper & Related Products                      8.6

   4. Empresa Nacional de Electricidad S.A.                        Electric-Integrated                        8.4

   5. S.A.C.I. Falabella, S.A.                               Retail-Major Department Stores                   5.4

   6. Banco Santander Chile S.A.                                         Banking                              4.5

   7. Sociedad Quimica y Minera de Chile S.A.                     Chemicals-Diversified                       4.1

   8. Enersis S.A.                                                 Electric-Integrated                        4.0

   9. Vina Concha y Toro S.A.                                       Food & Beverages                          3.7

  10. Embotelladora Andina S.A.                                     Food & Beverages                          3.5

THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2003 (UNAUDITED)

                                                    NO. OF
DESCRIPTION                                         SHARES             VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES-100.51%

AIRLINES-0.02%
Lan Chile S.A                                          10,000      $      16,075
                                                                   -------------

BANKING-9.84%
Banco de Chile                                     96,100,000          3,172,300
Banco Santander Chile S.A.                        248,000,000          4,894,151
Corpbanca S.A. +                                  666,895,656          2,526,881
                                                                   -------------
                                                                      10,593,332
                                                                   -------------

CERAMIC PRODUCTS-0.58%
Ceramicas Cordillera S.A.                              67,165            626,584
                                                                   -------------

CHEMICALS-DIVERSIFIED-4.06%
Sociedad Quimica y Minera de
 Chile S.A., Class B                                1,543,000          4,373,992
                                                                   -------------

CONTAINERS-METAL/GLASS-1.82%
Cristalerias de Chile S.A.                            230,756          1,960,639
                                                                   -------------

DIVERSIFIED OPERATIONS-19.15%
Compania de Petroleos de
 Chile S.A.                                         3,934,454         20,611,061
                                                                   -------------

ELECTRIC-INTEGRATED-15.53%
Colbun S.A.                                        41,729,049          3,383,242
Empresa Nacional de
 Electricidad S.A. +                               29,900,000          9,012,270
Enersis S.A. +                                     49,448,471          4,314,987
                                                                   -------------
                                                                      16,710,499
                                                                   -------------

ENGINEERING & CONSTRUCTION-0.42%
MASISA S.A.                                         1,700,000            446,502
                                                                   -------------

FOOD & BEVERAGES-9.95%
Coca-Cola Embonor S.A.,
 Class A +                                          3,168,592            909,535
Compania Cervecerias
 Unidas S.A.                                          538,794          1,751,515
Embotelladora
 Andina S.A., PNA                                   1,586,855          2,049,759
Embotelladora
 Andina S.A., PNB                                   1,311,129          1,693,600
Vina Concha y Toro S.A                              4,500,000      $   4,004,306
Vina San Pedro S.A.                                26,745,297            303,248
                                                                   -------------
                                                                      10,711,963
                                                                   -------------

FOOD-RETAIL-1.53%
Distribucion y Servicio
 D&S S.A.                                           1,922,157          1,641,454
                                                                   -------------

INFRASTRUCTURE-3.24%
Infraestructura 2000 *+                            19,568,922          3,489,687
                                                                   -------------

MINING-1.61%
Antofagasta plc                                       170,200          1,730,402
                                                                   -------------

PAPER & RELATED PRODUCTS-8.57%
Empresas CMPC S.A.                                    835,000          9,227,844
                                                                   -------------

PHARMACEUTICALS-0.30%
Farmacias Ahumada S.A.                                155,290            323,173
                                                                   -------------

RETAIL-MAJOR DEPARTMENT STORES-5.38%
S.A.C.I. Falabella, S.A.                            5,310,000          5,790,510
                                                                   -------------

TELEPHONE-INTEGRATED-17.02%
Compania de Telecomunicaciones
 de Chile S.A., ADR +                                  69,600            821,280
Compania de Telecomunicaciones
 de Chile S.A., Class A +                           4,869,151         14,434,491
Empresa Nacional de
 Telecomunicaciones S.A.                              594,487          3,067,357
                                                                   -------------
                                                                      18,323,128
                                                                   -------------

TEXTILES-0.04%
Zalaquett S.A.                                      1,496,767             42,964
                                                                   -------------

WATER-1.45%
Aguas Andina S.A., Class A                          7,750,804          1,557,392
                                                                   -------------

TOTAL EQUITY SECURITIES
 (Cost $80,220,722)                                                  108,177,201
                                                                   -------------

See accompanying notes to financial statements.

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-0.76%

CHILEAN MUTUAL FUNDS-0.74%
Bice Dreyfus Manager Fund                              91,170      $     226,767
Security Check Fund                                   145,505            574,204
                                                                   -------------

TOTAL CHILEAN MUTUAL FUNDS
 (Cost $800,203)                                                         800,971
                                                                   -------------

                                                   PRINCIPAL
DESCRIPTION                                      AMOUNT (000's)       VALUE
--------------------------------------------------------------------------------
GRAND CAYMAN-0.02%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.36%,
 07/01/03** (Cost $18,000)                        $        18      $      18,000
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $818,203)                                                         818,971
                                                                   -------------

TOTAL INVESTMENTS-101.27%
 (Cost $81,038,925) (Notes A, D, F)                                  108,996,172
                                                                   -------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(1.27)%                                                 (1,366,867)
                                                                   -------------
NET ASSETS-100.00%                                                 $ 107,629,305
                                                                   =============

----------
+   Security is non-income producing.
* Not readily marketable security; security is valued at fair value as determined in good faith by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR American Depositary Receipts.
PNA Preferred Shares, Class A.
PNB Preferred Shares, Class B.


                                 See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2003 (UNAUDITED)

ASSETS

Investments, at value (Cost $81,038,925) (Notes A, D, F)                                          $ 108,996,172
Receivable for investments sold                                                                       1,216,182
Prepaid expenses                                                                                         20,013
                                                                                                  -------------
Total Assets                                                                                        110,232,367
                                                                                                  -------------

LIABILITIES

Due to custodian                                                                                      1,200,114
Payables:
    Investments purchased                                                                               788,102
    Investment advisory fees (Note B)                                                                   250,400
    Administration fees (Note B)                                                                         29,026
    Directors' fees                                                                                      16,641
    Other accrued expenses                                                                              133,835
    Chilean repatriation taxes (Note A)                                                                 184,944
                                                                                                  -------------
Total Liabilities                                                                                     2,603,062
                                                                                                  -------------
NET ASSETS (applicable to 10,139,926 shares of common stock outstanding) (Note C)                 $ 107,629,305
                                                                                                  =============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 10,139,926 shares issued and outstanding
 (100,000,000 shares authorized)                                                                  $      10,140
Paid-in capital                                                                                      81,038,027
Undistributed net investment income                                                                   1,572,645
Accumulated net realized loss on investments and foreign currency related transactions               (2,950,149)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                            27,958,642
                                                                                                  -------------
Net assets applicable to shares outstanding                                                       $ 107,629,305
                                                                                                  =============

NET ASSET VALUE PER SHARE ($107,629,305 DIVIDED BY 10,139,926)                                    $       10.61
                                                                                                  =============

MARKET PRICE PER SHARE                                                                            $        8.70
                                                                                                  =============


See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME

Income (Note A):
   Dividends                                                                                      $   1,708,643
   Interest                                                                                                 140
   Less: Foreign taxes withheld                                                                            (987)
                                                                                                  -------------
   Total Investment Income                                                                            1,707,796
                                                                                                  -------------
Expenses:
   Investment advisory fees (Note B)                                                                    462,356
   Custodian fees                                                                                        94,219
   Administration fees (Note B)                                                                          71,714
   Legal fees                                                                                            46,406
   Printing (Note B)                                                                                     37,192
   Audit fees                                                                                            30,998
   Accounting fees                                                                                       18,530
   Directors' fees                                                                                       17,876
   NYSE listing fees                                                                                     16,489
   Transfer agent fees                                                                                   13,771
   Insurance                                                                                              6,395
   Miscellaneous                                                                                          5,259
                                                                                                  -------------
   Total Expenses                                                                                       821,205
                                                                                                  -------------
   Net Investment Income                                                                                886,591
                                                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain from:
    Investments                                                                                         882,056
    Foreign currency related transactions                                                                21,667
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies                                   20,757,167
                                                                                                  -------------
Net realized and unrealized gain on investments and foreign currency related transactions            21,660,890
                                                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $  22,547,481
                                                                                                  =============


                                 See accompanying notes to financial statements.

THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       FOR THE SIX MONTHS      FOR THE YEAR
                                                                                       ENDED JUNE 30, 2003         ENDED
                                                                                           (UNAUDITED)       DECEMBER 31, 2002
                                                                                       -------------------   -----------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment income                                                                  $     886,591        $   1,220,980
   Net realized gain/(loss) on investments and foreign currency related
    transactions                                                                                903,723           (1,660,080)
   Net change in unrealized appreciation in value of investments and translation
    of other assets and liabilities denominated in foreign currencies                        20,757,167          (17,368,255)
                                                                                          -------------        -------------
     Net increase/(decrease) in net assets resulting from operations                         22,547,481          (17,807,355)
                                                                                          -------------        -------------
Dividends to shareholders:
   Net investment income                                                                             --             (912,593)
                                                                                          -------------        -------------
Capital share transactions:
   Cost of 3,379,976 shares purchased under tender offer (Note G)                                    --          (30,487,384)
                                                                                          -------------        -------------
     Total increase/(decrease) in net assets                                                 22,547,481          (49,207,332)
                                                                                          -------------        -------------

NET ASSETS

Beginning of period                                                                          85,081,824          134,289,156
                                                                                          -------------        -------------
End of period *                                                                           $ 107,629,305        $  85,081,824
                                                                                          =============        =============

----------
* Includes undistributed net investment income of $1,572,645 and $686,054, respectively.


See accompanying notes to financial statements.

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                           FOR THE
                                                                          SIX MONTHS
                                                                            ENDED         FOR THE YEARS ENDED DECEMBER 31,
                                                                         JUNE 30, 2003    --------------------------------
                                                                          (UNAUDITED)         2002                2001
                                                                         -------------     ----------           ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                        $    8.39       $    9.93           $   11.43
                                                                            ---------       ---------           ---------
Net investment income/(loss)                                                     0.09            0.09*               0.21
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                      2.13           (1.70)              (0.70)
                                                                            ---------       ---------           ---------
Net increase/(decrease) in net assets resulting from operations                  2.22           (1.61)              (0.49)
                                                                            ---------       ---------           ---------
Dividends and distributions to shareholders:
  Net investment income                                                            --           (0.09)              (0.15)
  Net realized gain on investments and foreign currency
    related transactions                                                           --              --               (0.86)
  In excess of net investment income                                               --              --                  --
  In excess of net realized gains on investments and
    foreign currency related transactions                                          --              --                  --
                                                                            ---------       ---------           ---------
Total dividends and distributions to shareholders                                  --           (0.09)              (1.01)
                                                                            ---------       ---------           ---------
Dilution due to capital share rights offering                                      --              --                  --
                                                                            ---------       ---------           ---------
Anti-dilutive impact due to capital shares tendered or repurchased                 --            0.16                  --
                                                                            ---------       ---------           ---------
Net asset value, end of period                                              $   10.61       $    8.39           $    9.93
                                                                            =========       =========           =========
Market value, end of period                                                 $    8.70       $    7.25           $    8.43
                                                                            =========       =========           =========
Total investment return (a)                                                     20.00%         (12.93)%             13.18%
                                                                            =========       =========           =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                     $ 107,629       $  85,082           $ 134,289
Ratio of expenses to average net assets (b)                                      1.79%(d)        1.11%               2.71%
Ratio of expenses to average net assets, excluding taxes                         1.79%(d)        2.01%               1.54%
Ratio of net investment income/(loss) to average net assets                      1.93%(d)        1.28%(c)            1.91%
Portfolio turnover rate                                                         11.55%          31.94%              29.81%

----------
^ Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
* Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.
+    Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.


                                 See accompanying notes to financial statements.

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                            ------------------------------------------------
                                                                              2000         1999         1998         1997
                                                                            ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                        $   15.22    $   12.59    $   21.61    $   22.59
                                                                            ---------    ---------    ---------    ---------
Net investment income/(loss)                                                    (0.06)+       0.09         0.38         0.10
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                     (3.36)        3.19        (6.88)++      2.32
                                                                            ---------    ---------    ---------    ---------
Net increase/(decrease) in net assets resulting from operations                 (3.42)        3.28        (6.50)        2.42
                                                                            ---------    ---------    ---------    ---------
Dividends and distributions to shareholders:
  Net investment income                                                         (0.01)       (0.07)       (0.32)          --
  Net realized gain on investments and foreign currency
    related transactions                                                        (0.58)       (0.58)       (2.20)       (3.40)
  In excess of net investment income                                               --           --           --           --
  In excess of net realized gains on investments and
    foreign currency related transactions                                          --           --           --           --
                                                                            ---------    ---------    ---------    ---------
Total dividends and distributions to shareholders                               (0.59)       (0.65)       (2.52)       (3.40)
                                                                            ---------    ---------    ---------    ---------
Dilution due to capital share rights offering                                      --           --           --           --
                                                                            ---------    ---------    ---------    ---------
Anti-dilutive impact due to capital shares tendered or repurchased               0.22           --           --           --
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period                                              $   11.43    $   15.22    $   12.59    $   21.61
                                                                            =========    =========    =========    =========
Market value, end of period                                                 $   8.438    $  11.250    $   9.063    $  17.813
                                                                            =========    =========    =========    =========
Total investment return (a)                                                    (20.04)%      31.45%      (33.00)%       3.56%
                                                                            =========    =========    =========    =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                     $ 154,473    $ 218,027    $ 180,357    $ 303,944
Ratio of expenses to average net assets (b)                                      2.98%        2.16%          --         3.34%
Ratio of expenses to average net assets, excluding taxes                         1.73%        1.64%        1.62%        1.50%
Ratio of net investment income/(loss) to average net assets                     (0.45)%       0.61%        2.29%        0.38%
Portfolio turnover rate                                                         24.25%       12.01%        5.39%       35.59%

                                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                                            ------------------------------------------------
                                                                              1996         1995         1994         1993
                                                                            ---------    ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                                        $   26.45    $   26.26    $   20.13    $   15.55
                                                                            ---------    ---------    ---------    ---------
Net investment income/(loss)                                                     0.47         0.65         0.42+        0.35
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                     (3.44)        0.41++       6.24         5.96
                                                                            ---------    ---------    ---------    ---------
Net increase/(decrease) in net assets resulting from operations                 (2.97)        1.06         6.66         6.31
                                                                            ---------    ---------    ---------    ---------
Dividends and distributions to shareholders:
  Net investment income                                                         (0.47)       (0.65)       (0.47)       (0.31)
  Net realized gain on investments and foreign currency
    related transactions                                                        (0.26)       (0.22)       (0.06)       (0.26)
  In excess of net investment income                                            (0.16)          --           --           --
  In excess of net realized gains on investments and
    foreign currency related transactions                                          --           --           --        (0.16)
                                                                            ---------    ---------    ---------    ---------
Total dividends and distributions to shareholders                               (0.89)       (0.87)       (0.53)       (0.73)
                                                                            ---------    ---------    ---------    ---------
Dilution due to capital share rights offering                                      --           --           --        (1.00)
                                                                            ---------    ---------    ---------    ---------
Anti-dilutive impact due to capital shares tendered or repurchased                 --           --           --           --
                                                                            ---------    ---------    ---------    ---------
Net asset value, end of period                                              $   22.59    $   26.45    $   26.26    $   20.13
                                                                            =========    =========    =========    =========
Market value, end of period                                                 $  20.875    $  26.000    $  23.063    $  22.250
                                                                            =========    =========    =========    =========
Total investment return (a)                                                    (16.43)%      16.66%        6.05%       38.82%
                                                                            =========    =========    =========    =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                     $ 317,012    $ 370,275    $ 367,047    $ 281,031
Ratio of expenses to average net assets (b)                                      1.96%          --           --           --
Ratio of expenses to average net assets, excluding taxes                         1.48%        1.46%        1.39%        1.72%
Ratio of net investment income/(loss) to average net assets                      1.79%        2.39%        1.74%        2.47%
Portfolio turnover rate                                                          4.82%        2.38%        0.86%       11.29%

----------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b)  Ratios include the effect of Chilean repatriation taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 0.18%.
(d)  Annualized.

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At June 30, 2003, the Fund held 3.24% of its net assets in a security valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $3,489,687. Although this security may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net unrealized gains on certain securities held in Chilean pesos. Realized capital gains on certain liquid securities will not be subject to the tax. Realized capital gains on illiquid securities, interest and dividends received are subject to the remittance tax. For the six months ended June 30, 2003, the Fund did not incur such expenses.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on any such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the six months ended June 30, 2003, CSAM earned $462,356 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2003, CSAM was reimbursed $6,180 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly, equal to 0.15% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 0.10% of the next $50 million and 0.05% of amounts in excess of $100 million. For the six months ended June 30, 2003, these sub-advisory fees amounted to $50,052.

For the six months ended June 30, 2003, Celfin earned approximately $26,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 2003, BSFM earned $36,773 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower) and an annual reimbursement of out-of-pocket expenses. In addition, AFCE receives a supplemental administration fee and an accounting fee.

For the six months ended June 30, 2003, the administration fees, supplemental administration fees and accounting fees amounted to $19,695, $28,761 and $2,380, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2003, Merrill was paid $14,503 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,139,926 shares outstanding at June 30, 2003, CSAM owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended June 30, 2003, purchases and sales of securities, other than short-term investments, were $11,432,586 and $10,690,773, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended June 30, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as defined below), and excise tax regulations.

The tax characteristic of dividends paid during the fiscal year ended December 31, 2002 for the Fund was $912,593 from ordinary income.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund incurred and elected to defer net realized losses of $592,036 from investments.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $585,879 of which $349,317 expires in 2009 and $236,562 expires in 2010.

At June 30, 2003, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $82,807,389, $33,318,640, $(7,129,857) and $26,188,783, respectively.

NOTE G. SELF-TENDER OFFER

On November 27, 2001, the Fund's Board of Directors approved a tender offer to acquire up to 25% of the outstanding shares of the Fund's common stock at a per share cash purchase price equal to 95% of the Fund's net asset value as of the expiration date of the tender offer period. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading.

On January 4, 2002, the Fund commenced a tender offer to acquire up to 25% of its outstanding shares of common stock at a per share cash purchase price equal to 95% of net asset value per share as of February 4, 2002, the day the offer expired. Upon expiration of the offer, the Fund accepted for payment 3,379,976 shares of common stock of the Fund at a price of $9.02 per share.

PRIVACY POLICY NOTICE (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

- Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 31, 2003.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of June 30, 2003, CSAM managed over $51 billion in the U.S. and, together with its global affiliates, managed assets of over $312 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange, Inc. trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

William W. Priest, Jr.  Director

Joseph D. Gallagher     Chairman of the Board of Directors, Chief Executive
                        Officer and President

Yaroslaw Aranowicz      Chief Investment Officer

Emily Alejos            Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the fund without examination by independent auditors who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[CH LISTED NYSE(R) LOGO]

                                                                      3911-SA-03

ITEM 2. CODE OF ETHICS. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The Principal Executive Officer and Principal Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

        (a)(1) Form N-CSR disclosure requirement not yet effective with respect to the Registrant.

        (a)(2) The certifications of the Registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

        (b) The certifications of the Registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  The Chile Fund, Inc.

                  /s/ Joseph D. Gallagher
                  --------------------------------------------------------------
                  Name:  Joseph D. Gallagher
                  Title: Chief Executive Officer
                  Date:  September 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Joseph D. Gallagher
                  --------------------------------------------------------------
                  Name:  Joseph D. Gallagher
                  Title: Chief Executive Officer
                  Date:  September 2, 2003

                  /s/ Michael A. Pignataro
                  --------------------------------------------------------------
                  Name:  Michael A. Pignataro
                  Title: Chief Financial Officer
                  Date:  September 2, 2003